UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2014

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,

Maryland 21401

(Address of principal executive offices)

(410) 571-9860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 16, 2014, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) entered into a First Amendment (the “Amendment”) to the Registration Rights Agreement, dated as of April 23, 2013, by and among the Company and the holders that are parties thereto. The Amendment extended the date by which the Company is required to file a shelf registration statement on Form S-3 covering the resale of the Registrable Securities (as defined in the Amendment) to August 29, 2014. In addition, the Amendment amended the definition of “Registrable Securities.”

The foregoing description of the Amendment is qualified in its entirety by reference to the complete copy of the Amendment that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

10.1	First Amendment to the Registration Rights Agreement of Hannon Armstrong Sustainable Infrastructure Capital, Inc.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

June 19, 2014	By:	/s/ Steven L. Chuslo
	Name:	Steven L. Chuslo
	Title:	Executive Vice President and General Counsel